UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2024

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on January 23, 2024, AST SpaceMobile, Inc. (the “Company”), closed its previously announced offering of 32,258,064 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-268087), which was filed with the Securities and Exchange Commission on October 31, 2022. Pursuant to the Underwriting Agreement, dated January 18, 2024 (the “Underwriting Agreement”), by and among the Company, AST & Science, LLC and UBS Securities LLC and Barclays Capital Inc., as representatives for the several underwriters named therein (the “Underwriters”), the Underwriters were granted a 30-day option (the “Option”) to purchase up to an additional 4,838,709 shares of Class A Common Stock (the “Option Shares”) from the Company on the same terms and conditions.

On January 25, 2024, the Underwriters notified the Company that they had elected to exercise the Option in full. The offering of the Option Shares closed on January 29, 2024, raising net proceeds before offering expenses of $14.1 million.

The opinion of Sullivan & Cromwell LLP, counsel to the Company, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference to the Prospectus Supplement, dated January 18, 2024 and filed with the Securities and Exchange Commission on January 19, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sullivan & Cromwell LLP.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2024

AST SPACEMOBILE, INC.

By:	/s/ Sean R. Wallace
Name:	Sean R. Wallace
Title:	Chief Financial Officer